UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) January 31, 2013

Carnival plc

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction of incorporation)

1-15136

(Commission File Number)

98-0357772

(I.R.S. Employer Identification No.)

Carnival House

5 Gainsford Street

London SE1 2NE

United Kingdom

(Address of principal executive offices)

(Zip code)

011 44 20 7940 5381

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Carnival Corporation and Carnival Investments Limited, a wholly owned subsidiary of Carnival Corporation, intend to sell existing ordinary shares of Carnival plc (the “Company”) that they hold in the United Kingdom equity markets (“Share Sales”). The ordinary shares will be sold from time to time in the United Kingdom in ‘at the market’ transactions at times when the Carnival Corporation common stock is trading at a discount to ordinary shares of the Company. Carnival Corporation and Carnival Investments Limited intend to use the net proceeds of the Share Sales to repurchase Carnival Corporation common stock on at least an equivalent basis in the U.S. market (“Stock Swap Repurchase”), and to use the remaining net proceeds, if any, for general corporate purposes. Carnival Corporation and the Company intend to trade only where they will derive an economic benefit from the Share Sales and Stock Swap Repurchase program. Depending upon market conditions, Carnival Corporation and Carnival Investments Limited over time will sell up to 32,000,000 ordinary shares of Carnival plc in this program.

The offering of the ordinary shares has been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on January 31, 2013. The offering is described in the Company’s Prospectus dated January 31, 2013, as supplemented by a Prospectus Supplement dated January 31, 2013, as filed with the Commission on January 31, 2013.

In connection with the offering, on January 31, 2013, the Company, Carnival Corporation and Carnival Investments Limited entered into a Selling Agreement (the “Selling Agreement”), with Goldman Sachs International. The Selling Agreement contains customary representations, covenants and indemnification provisions. A copy of the Selling Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

The legality opinion of Freshfields Bruckhaus Deringer LLP is attached hereto as Exhibit 5.1 and is incorporated by reference into the Registration Statement.

A press release relating to the Share Sales and Stock Swap Repurchase is attached hereto as Exhibit 99.1 and is incorporated by reference into this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Selling Agreement, dated January 31, 2013, among Carnival Corporation, Carnival plc, Carnival Investments Limited and Goldman Sachs International.

5.1	Opinion of Freshfields Bruckhaus Deringer LLP.

23.1	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.1 hereto).

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival plc

By:	/s/ Arnaldo Perez
Name: Arnaldo Perez
Title: Senior Vice President, General Counsel & Secretary
Date:	January 31, 2013

Exhibit Index

Exhibit No.	Description

1.1	Selling Agreement, dated January 31, 2013, among Carnival Corporation, Carnival plc, Carnival Investments Limited and Goldman Sachs International.

5.1	Opinion of Freshfields Bruckhaus Deringer LLP.

23.1	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.1 hereto).

99.1	Press release